UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 17, 2023

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-39144 (Commission File Number)	88-0336997 (IRS Employer Identification No.)

9601 South Meridian Boulevard Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	DISH	The Nasdaq Stock Market L.L.C.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 17, 2023, DISH Network Corporation (“DISH Network”) issued a press release announcing that it priced $1,500,000,000 aggregate principal amount of its 11.750% Senior Secured Notes due 2027 (the “Notes”). The Notes will mature on November 15, 2027. Interest on the Notes will be paid on May 15 and November 15 of each year, commencing on May 15, 2023. The net proceeds of the offering are intended to be used for general corporate purposes, including the buildout of wireless infrastructure. The Notes will be secured by certain assets of certain DISH Network subsidiaries.

The Notes are a further issuance of the $2,000,000,000 aggregate principal amount of 11.750% Senior Secured Notes due 2027 issued by DISH Network on November 15, 2022 (the “Initial Notes”). The Notes will form a single series with, have the same terms (other than their issue date and price to the public) and the same CUSIP number (except that the Notes that are issued pursuant to Regulation S will trade separately under a different CUSIP number until at least 40 days after the issue date of the Notes, subject to the terms of the Indenture and the applicable procedures of the depositary) as, and are expected to be fungible for trading purposes with, the Initial Notes. Following the completion of this offering, the aggregate principal amount of DISH Network’s 11.750% Senior Secured Notes due 2027 outstanding will be $3,500,000,000.

DISH Network placed the Notes in a private placement under Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The Notes have not been registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Certain statements incorporated by reference in this Current Report on Form 8-K may be forward-looking statements, which may involve a number of risks and uncertainties that could cause actual events or results to differ materially from those described.  DISH Network undertakes no obligation to update forward-looking statements.

See Press Release, dated January 17, 2023, “DISH Network Places Offering of $1,500,000,000 in Senior Secured Notes,” attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press Release “DISH Network Places Offering of $1,500,000,000 in Senior Secured Notes” dated January 17, 2023

Exhibit 104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION

Date: January 17, 2023	By:	/s/ Timothy A. Messner
Timothy A. Messner
Executive Vice President and General Counsel